EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of TORCH EXECUTIVE SERVICES LTD. (the "Company") on Form 10-QSB for the quarter ended October 31, 2003 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Frank Torchia, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                /s/ Frank Torchia
                                -----------------
                                Frank Torchia
                                Chief Executive and Financial Officer
                                January 19, 2004
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